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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ________________________



        Date of Report (Date of Earliest Event Reported): August 20, 2004

                             THE DIRECTV GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              0-26035                                  52-1106564
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      (Commission File Number)            (I.R.S. Employer Identification No.)

                           2250 EAST IMPERIAL HIGHWAY
                          EL SEGUNDO, CALIFORNIA 90245
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               (Address of Principal Executive offices) (Zip Code)

                                 (310) 964-0808
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

            On August 20, 2004, The DIRECTV Group, Inc. ("The DIRECTV Group") completed its previously announced sale of all of the common stock ("Common Stock") of PanAmSat Corporation ("PanAmSat"). Pursuant to the Transaction Agreement, dated as of April 20, 2004, among Constellation, LLC, The DIRECTV Group, PanAmSat and PAS Merger Sub, Inc. (the "Transaction Agreement"), PanAmSat repurchased 95,724,727.6562 shares of Common Stock held by The DIRECTV Group for approximately $21.84 in cash per share. The 25,087,447.3438 remaining shares of Common Stock held by The DIRECTV Group were then purchased by affiliates of Kohlberg Kravis Roberts & Co., The Carlyle Group and Providence Equity Partners Inc. for approximately $21.84 in cash per share. The total purchase price paid to The DIRECTV Group for its equity interest in PanAmSat was approximately $2.6 billion in cash.

            The foregoing description of the sale of The DIRECTV Group's interest in PanAmSat does not purport to be a complete statement of the parties' rights and obligations or a complete explanation of the material terms of the Transaction Agreement. Such description is qualified in its entirety by reference to the Transaction Agreement, which was previously filed with the Securities and Exchange Commission as Exhibit 1 to The DIRECTV Group's Amendment No. 8 to Schedule 13D, filed on April 22, 2004.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE DIRECTV GROUP, INC.


Date:      August 24, 2004             By:  /s/ Larry D. Hunter
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                                           Name:  Larry D. Hunter
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary









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